UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3694
Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 06/30/2009

Item 1. Reports to Stockholders.

June 30, 2009

Oppenheimer

Gold & Special Minerals Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

June 30, 2009 Oppenheimer Management Gold & Special Commentaries and Minerals Fund Annual Report MANAGEMENT COMMENTARIES An Interview with Your Fund’s Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Randgold Resources Ltd., ADR	6.3%
Agnico-Eagle Mines Ltd.	5.1
Kinross Gold Corp.	5.0
Goldcorp, Inc.	4.9
Impala Platinum Holdings Ltd.	4.3
Newmont Mining Corp.	4.2
Red Back Mining, Inc.	4.1
Barrick Gold Corp.	4.0
Companhia de Minas Buenaventura SA, Sponsored ADR	3.9
Franco-Nevada Corp.	3.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on net assets.
For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2009, and are based on the total market value of investments.
9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended June 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended June 30, 2009, Oppenheimer Gold & Special Minerals Fund’s Class A shares (without sales charge) returned –28.29%, compared to its benchmark, the MSCI World Index, which returned –29.50%.
     Like many other investments, the Fund suffered over the second half of 2008 as a global banking crisis and a deep recession took their toll on the financial markets. Investors became increasingly risk-averse, shunning riskier investments seemingly regardless of their underlying fundamentals. As business conditions deteriorated, so did the economic activity that drives global demand for industrial and precious metals. Consequently, commodity prices began to fall, driving metals-and-mining stocks lower.
     Market conditions improved markedly over the first half of 2009 when credit markets stabilized and investors began to anticipate a global economic recovery. Demand for metals from emerging markets also started to recover, helping to spark a rebound in metals-and-mining stocks. However, the rally was not enough to offset earlier weakness.
     As usual, we focused on the stocks of companies that produce precious and industrial metals, with an emphasis on those showing robust growth and profitability trends. However, the Fund’s holdings of producers of industrial metals—such as copper, platinum, uranium and iron ore—weighed on its relative performance during the downturn, while stocks of gold producers held up better due to the precious metal’s traditional role as a hedge against geopolitical uncertainty. Therefore, we began to reduce the Fund’s exposure to industrial metal producers in favor of companies that focus primarily on the production of gold and silver.
     This shift in emphasis helped the Fund participate more fully in the gold stock rally over the reporting period’s second half. The Fund received an especially strong contribution to performance from its top holding at period end, Randgold Resources Ltd. Two other top five holdings of the Fund, Kinross Gold Corp. and Goldcorp, Inc., as well as a number of smaller gold mining companies also contributed positively to Fund performance. On the other hand, larger, more diversified natural resources developers lagged market averages due to their exposure to industrial metals, including industry giants BHP Billiton Ltd., Rio Tinto plc and Freeport-McMoRan Copper & Gold, Inc., all of which we exited.
10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     As of mid-year 2009, we intend to maintain the Fund’s focus on gold producers over industrial metals producers. To guard against bouts of heightened volatility, we intend to achieve greater diversification through new positions in a number of smaller companies that meet our investment criteria. We are confident that these strategies can help the Fund over the long term.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2009. In the case of Class A, B and C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, fees, expenses or taxes, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 6/30/09
1-Year –32.42%    5-Year 16.61%    10-Year 15.87%
12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 6/30/09
1-Year –32.31%    5-Year 16.84%    10-Year 16.03%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, life and 10-year returns for Class B shares use Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 6/30/09
1-Year –29.51%    5-Year 17.12%    10-Year 15.70%
14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 6/30/09
1-Year –29.22%    5-Year 17.63%    Since Inception (3/1/01) 20.25%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, life and 10-year returns for Class B shares use Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/19/83. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES Continued
described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2009	June 30, 2009	June 30, 2009

Actual
Class A	$1,000.00	$1,284.20	$6.70
Class B	1,000.00	1,278.30	11.69
Class C	1,000.00	1,279.40	11.12
Class N	1,000.00	1,281.60	8.74

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.94	5.92
Class B	1,000.00	1,014.58	10.34
Class C	1,000.00	1,015.08	9.84
Class N	1,000.00	1,017.16	7.73
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.18%
Class B	2.06
Class C	1.96
Class N	1.54
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2009

	Shares	Value

Common Stocks—99.0%
Energy—0.6%
Oil, Gas & Consumable Fuels—0.6%
Cameco Corp.	220,000	$5,632,000
Uranium One, Inc.[1]	2,623,400	6,021,990

		11,653,990

Industrials—0.2%
Electrical Equipment—0.2%
Canadian Solar, Inc.[1,2]	254,000	3,078,480
Information Technology—0.0%
Electronic Equipment & Instruments—0.0%
5N Plus, Inc.[1]	55,600	308,796
Materials—98.2%
Metals & Mining—98.2%
Agnico-Eagle Mines Ltd.[2]	1,867,838	98,024,138
Alamos Gold, Inc.[1]	3,930,000	32,300,907
Alamos Gold, Inc., Legend Shares[1]	300,000	2,465,718
Allied Nevada Gold Corp.[1]	2,078,400	16,796,595
Anatolia Minerals Development Ltd.[1]	1,877,000	4,599,106
Anatolia Minerals Development Ltd., Legend Shares[1]	2,000,000	4,900,486
Andean Resources Ltd.[1]	1,400,000	1,961,914
Anglo Platinum Ltd.	240,000	16,978,103
AngloGold Ashanti Ltd., Sponsored ADR[2]	1,103,600	40,424,868
Aurizon Mines Ltd.[1]	3,772,600	13,589,988
Aurizon Mines Ltd., Legend Shares[1]	300,000	1,080,686
Avoca Resources Ltd.[1]	2,837,353	4,001,102
Barrick Gold Corp.[2]	2,276,815	76,387,143
Capstone Mining Corp.[1]	1,637,300	3,617,643
Centamin Egypt Ltd.[1,3]	5,100,000	7,291,348
Centamin Egypt Ltd.[1,3]	8,964,700	12,794,052
Centamin Egypt Ltd., Legend Shares[1]	6,000,000	8,562,954
Centerra Gold, Inc.[1,4]	2,934,300	13,370,408
Central African Mining & Exploration Co. plc[1]	10,600,000	1,894,844
Coeur d’Alene Mines Corp.[1,2]	1,290,000	15,867,000
Companhia de Minas Buenaventura SA, Sponsored ADR[2]	3,070,300	73,779,309
Detour Gold Corp.[1]	1,462,700	13,002,896
Eldorado Gold Corp.[1,3,6]	6,765,400	60,956,362
Eldorado Gold Corp.[1,2,3,6]	2,217,678	19,848,218
Eldorado Gold Corp., Legend Shares[1,6]	480,000	4,324,808
European Goldfields Ltd.[1]	700,000	2,034,131
First Uranium Corp.[1]	1,122,200	3,936,359
First Uranium Corp., Legend Shares[1]	500,000	1,753,858
Franco-Nevada Corp.	2,973,300	71,472,697
Franco-Nevada Corp., Legend Shares	200,000	4,807,634
Fresnillo plc	999,777	8,623,636
Fronteer Development Group, Inc.[1]	473,700	1,624,791
Gammon Gold, Inc.[1]	3,309,100	22,071,697
Gold Fields Ltd., Sponsored ADR[2]	2,260,000	27,233,000
Gold Wheaton Gold Corp.[1]	2,600,000	603,534
Goldcorp, Inc.[2]	2,698,561	93,774,995
Golden Star Resources Ltd.[1]	5,956,910	12,211,666
Great Basin Gold Ltd.[1,3]	67,100	91,724
Great Basin Gold Ltd.[1,3]	1,471,800	2,016,366
Harmony Gold Mining Co. Ltd., Sponsored ADR[1]	2,310,000	23,839,200
F1 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Hecla Mining Co.[1]	3,510,000	$9,406,800
IAMGOLD Corp.[2]	6,068,700	61,415,244
Impala Platinum Holdings Ltd.	3,682,352	81,394,962
Ivanhoe Mines Ltd.[1]	5,665,000	31,724,000
Jaguar Mining, Inc.[1,3]	2,627,700	19,925,473
Jaguar Mining, Inc.[1,3]	180,000	1,364,400
Jaguar Mining, Inc., Legend Shares[1,5]	200,000	1,516,571
Katanga Mining Ltd.[1]	1,070,000	386,365
Kinross Gold Corp.[2]	5,228,890	94,904,354
Lihir Gold Ltd.[1]	14,874,667	34,651,765
Lonmin plc	1,127,651	21,843,238
Mercator Minerals Ltd.[1]	4,689,000	5,442,247
Minefinders Corp. Ltd.[1]	1,012,611	6,976,890
New Gold, Inc.[1,3]	4,348,000	11,513,425
New Gold, Inc.[1,3]	1,700,000	4,539,000
New Pacific Metals Corps.[1]	345,500	240,601
Newcrest Mining Ltd.	2,711,574	66,445,089
Newmont Mining Corp.[2]	1,967,728	80,421,043
Northern Dynasty Minerals Ltd.[1]	584,085	4,117,799
Northgate Exploration Ltd.[1]	702,000	1,490,728
NovaGold Resources, Inc.[1]	4,760,000	20,372,800
Osisko Mining Corp.[1]	3,178,400	17,898,397
Pan American Silver Corp.[1,2]	1,378,541	25,268,657
PanAust Ltd.[1]	14,310,101	4,097,613
Peter Hambro Mining plc	1,798,000	18,105,410
Quadra Mining Ltd.[1]	593,400	4,453,752
Randgold Resources Ltd., ADR[2,6]	1,870,134	120,006,499
Real Gold Mining Ltd.[1]	1,600,000	1,350,185
Red Back Mining, Inc.[1]	8,910,000	77,674,763
Red Back Mining, Inc., Legend Shares[1,5]	100,000	871,771
Royal Gold, Inc.[2]	1,040,242	43,378,091
Rubicon Minerals Corp.[1]	1,609,038	4,778,843
San Gold Corp.[1]	5,298,000	10,385,109
Seabridge Gold, Inc.[1]	40,000	1,037,600
SEMAFO, Inc.[1]	2,306,000	4,183,175
Silver Standard Resources, Inc.[1,2]	1,100,000	20,625,000
Silver Wheaton Corp.[1]	3,700,000	30,488,000
Silver Wheaton Corp., Legend Shares[1]	500,000	4,152,517
Sino Gold Mining Ltd.[1]	4,200,000	17,426,206
Taseko Mines Ltd.[1]	3,250,000	5,560,332
Yamana Gold, Inc.[3]	6,691,400	59,484,225
Yamana Gold, Inc.[3]	1,131,300	10,000,692
Zhaojin Mining Industry Co. Ltd.	6,903,000	11,205,054

		1,877,440,569

Total Common Stocks (Cost $1,595,682,530)		1,892,481,835

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.0%
Eldorado Gold Corp. Call[1]	10/19/09	$7.50	2,100	430,500
Kinross Gold Corp. Call[1]	8/24/09	$7.50	500	87,500

Total Options Purchased (Cost $482,200)				518,000
F2 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Value

Investment Companies—0.5%
Market Vectors Gold Miners Fund[1,2]	50,000	$1,888,000
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[6,7]	7,685,736	7,685,736

Total Investment Companies (Cost $9,386,236)		9,573,736
Total Investments, at Value (Cost $1,605,550,966)	99.5%	1,902,573,571
Other Assets
Net of Liabilities	0.5	9,655,129

Net Assets	100.0%	$1,912,228,700

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 5 of accompanying Notes.

3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 5 of accompanying Notes.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,388,342 or 0.12% of the Fund’s net assets as of June 30, 2009.

6.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2008	Additions	Reductions	June 30, 2009

Eldorado Gold Corp.[a]	—	2,217,678	—	2,217,678
Eldorado Gold Corp.[a]	4,266,000	3,349,400	850,000	6,765,400
Eldorado Gold Corp., Legend Shares[a]	480,000	—	—	480,000
Oppenheimer Institutional Money Market Fund, Cl. E	—	623,272,939	615,587,203	7,685,736
Randgold Resources Ltd., ADR[a]	1,510,000	800,000	439,866	1,870,134

				Realized
	Value		Income	Gain (Loss)

Eldorado Gold Corp.[a]	$—	[b]	$—	$—
Eldorado Gold Corp.[a]	—	[b]	—	266,292
Eldorado Gold Corp., Legend Shares[a]	—	[b]	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	7,685,736		244,405	—
Randgold Resources Ltd., ADR[a]	—	[b]	175,216	(3,484,734)

	$7,685,736		$419,621	$(3,218,442)

a. No longer an affiliate as of June 30, 2009.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

7.	Rate shown is the 7-day yield as of June 30, 2009.
F3 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Energy	$11,653,990	$—	$—	$11,653,990
Industrials	3,078,480	—	—	3,078,480
Information Technology	308,796	—	—	308,796
Materials	1,704,352,768	173,087,801	—	1,877,440,569
Options Purchased	518,000	—	—	518,000
Investment Companies	9,573,736	—	—	9,573,736

Total Investments, at Value	1,729,485,770	173,087,801	—	1,902,573,571
Other Financial Instruments:
Foreign currency exchange contracts	—	118,895	—	118,895

Total Assets	$1,729,485,770	$173,206,696	$—	$1,902,692,466

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(408,488)	$—	$(408,488)
Options written	(11,839,500)	—	—	(11,839,500)

Total Liabilities	$(11,839,500)	$(408,488)	$—	$(12,247,988)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F4 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Foreign Currency Exchange Contracts as of June 30, 2009 are as follows:

Counterparty/		Contract
Contract		Amount		Expiration		Unrealized	Unrealized
Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman:
British Pound Sterling (GBP)	Sell	1,024	GBP	7/1/09	$1,685,426	$9,251	$—
South African Rand (ZAR)	Sell	73,701	ZAR	7/1/09-7/3/09	9,555,632	—	367,804
Citigroup
South African Rand (ZAR)	Sell	8,749	ZAR	7/6/09	1,133,048	—	15,868
JP Morgan Chase:
Canadian Dollar (CAD)	Buy	3,179	CAD	7/2/09-7/3/09	2,732,779	—	24,816
Canadian Dollar (CAD)	Sell	5,161	CAD	7/2/09-7/17/09	4,437,560	33,465	—
UBS Investment Bank
British Pound Sterling (GBP)	Sell	401	GBP	7/2/09	660,464	5,219	—
Canadian Dollar (CAD)	Sell	9,221	CAD	7/20/09	7,928,660	70,960	—

Total unrealized appreciation and depreciation						$118,895	$408,488

Written Options as of June 30, 2009 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Agnico-Eagle Mines Ltd.	Call	500	$95.00	11/23/09	$55,999	$(10,000)
Agnico-Eagle Mines Ltd.	Call	600	80.00	1/18/10	103,197	(72,000)
Agnico-Eagle Mines Ltd.	Put	500	45.00	11/23/09	120,997	(150,000)
Agrium, Inc.	Put	500	35.00	10/19/09	125,192	(117,500)
Agrium, Inc.	Put	500	40.00	10/19/09	124,747	(235,000)
Alcoa, Inc.	Put	700	9.00	1/18/10	104,332	(86,100)
AngloGold Ashanti Ltd., Sponsored ADR	Put	500	25.00	7/20/09	53,500	—
AngloGold Ashanti Ltd., Sponsored ADR	Put	500	25.00	10/19/09	105,999	(27,500)
AngloGold Ashanti Ltd., Sponsored ADR	Call	500	50.00	10/19/09	73,498	(32,500)
AngloGold Ashanti Ltd., Sponsored ADR	Call	1,200	60.00	1/18/10	136,146	(72,000)
AngloGold Ashanti Ltd., Sponsored ADR	Put	500	30.00	7/20/09	70,998	(5,000)
AngloGold Ashanti Ltd., Sponsored ADR	Put	500	22.50	7/20/09	53,500	—
Arcelor Mittal, Cl. A	Put	500	27.50	9/21/09	99,747	(82,500)
Arcelor Mittal, Cl. A	Put	600	24.00	12/21/09	151,196	(117,000)
Arch Coal, Inc.	Put	600	11.00	10/19/09	71,698	(33,000)
Barrick Gold Corp.	Call	700	55.00	1/18/10	95,897	(28,000)
Barrick Gold Corp.	Call	500	50.00	1/18/10	64,748	(37,500)
Barrick Gold Corp.	Put	600	22.50	7/20/09	140,699	—
Barrick Gold Corp.	Put	500	20.00	7/20/09	88,500	—
Barrick Gold Corp.	Put	1,100	29.00	10/19/09	147,906	(150,700)
Barrick Gold Corp.	Put	600	22.50	10/19/09	155,699	(12,000)
Barrick Gold Corp.	Put	400	27.50	10/19/09	45,799	(34,000)
BHP Billiton Ltd., Sponsored ADR	Put	500	25.00	8/24/09	74,750	—
BHP Billiton Ltd., Sponsored ADR	Put	500	32.50	8/24/09	102,789	(2,500)
BHP Billiton Ltd., Sponsored ADR	Put	500	22.50	1/18/10	71,000	(7,500)
F5 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

BHP Billiton Ltd., Sponsored ADR	Put	500	$22.50	11/23/09	$69,750	$(5,000)
Cameco Corp.	Put	600	24.00	9/21/09	95,697	(99,000)
Cameco Corp.	Put	500	16.00	9/21/09	100,614	(5,000)
Cameco Corp.	Put	500	20.00	1/18/10	84,748	(70,000)
Cameco Corp.	Put	500	12.50	1/18/10	78,498	(10,000)
Cameco Corp.	Put	600	15.00	12/21/09	118,197	(21,000)
Cameco Corp.	Put	500	22.00	12/21/09	70,503	(90,000)
Canadian Solar, Inc.	Call	1,000	20.00	10/19/09	138,856	(50,000)
Caterpillar, Inc.	Put	600	31.00	11/23/09	136,508	(187,200)
Cliffs Natural Resources, Inc.	Put	600	12.50	10/19/09	97,797	(12,000)
Cliffs Natural Resources, Inc.	Put	600	22.50	10/19/09	128,055	(180,000)
Coeur d’Alene Mines Corp.	Call	1,000	20.00	12/21/09	104,347	(85,000)
Coeur d’Alene Mines Corp.	Put	500	10.00	9/21/09	60,898	(42,500)
Coeur d’Alene Mines Corp.	Put	500	12.50	9/21/09	79,528	(100,000)
Coeur d’Alene Mines Corp.	Put	1,300	10.00	12/21/09	191,270	(209,300)
Companhia de Minas Buenaventura SA, Sponsored ADR	Call	600	35.00	12/21/09	123,795	(39,000)
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	1,200	12.50	9/21/09	174,899	—
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	1,000	15.00	9/21/09	228,249	—
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	1,000	17.50	9/21/09	136,998	(25,000)
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	1,300	20.00	12/21/09	176,298	(214,500)
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	500	17.50	12/21/09	98,927	(47,500)
Companhia Vale do Rio Doce, ADR	Put	1,200	12.00	9/21/09	158,796	(22,800)
Companhia Vale do Rio Doce, ADR	Put	500	16.00	9/21/09	66,233	(50,500)
Companhia Vale do Rio Doce, ADR	Put	500	15.00	1/18/10	88,628	(75,000)
Companhia Vale do Rio Doce, ADR	Put	1,100	15.00	12/21/09	169,404	(156,200)
Eldorado Gold Corp.	Call	1,000	10.00	7/20/09	111,999	(20,000)
Energy Select Sector SPDR Fund	Put	500	44.00	7/20/09	56,999	(10,500)
Energy Select Sector SPDR Fund	Put	500	42.00	9/21/09	84,788	(53,500)
Energy Select Sector SPDR Fund	Put	400	45.00	9/21/09	86,798	(74,800)
Financial Select Sector SPDR Fund	Put	1,000	11.00	9/21/09	117,997	(57,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	22.50	11/23/09	208,497	(32,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	25.00	11/23/09	102,997	(26,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	30.00	11/23/09	145,996	(57,500)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	27.50	11/23/09	124,497	(39,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	35.00	1/18/10	153,496	(140,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	40.00	2/22/10	268,493	(250,000)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	36.00	8/24/09	55,499	(27,000)
F6 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options: Continued

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	$25.00	8/24/09	$85,505	$(2,500)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	500	22.50	8/24/09	103,499	(1,000)
Gammon Gold, Inc.	Put	600	7.50	9/21/09	106,199	(63,000)
Gold Fields Ltd., Sponsored ADR	Call	700	17.50	1/18/10	78,895	(35,000)
Gold Fields Ltd., Sponsored ADR	Call	600	15.00	1/18/10	69,298	(60,000)
Gold Fields Ltd., Sponsored ADR	Put	500	10.00	10/19/09	74,160	(32,000)
Goldcorp, Inc.	Call	800	55.00	1/18/10	127,597	(60,000)
Goldcorp, Inc.	Call	600	50.00	1/18/10	95,584	(72,000)
Goldcorp, Inc.	Call	700	50.00	10/19/09	95,897	(31,500)
Goldcorp, Inc.	Put	500	35.00	7/20/09	77,253	(70,000)
Goldcorp, Inc.	Put	1,200	29.00	10/19/09	169,896	(162,000)
Goldcorp, Inc.	Put	600	31.00	10/19/09	86,698	(120,000)
IAMGOLD Corp.	Call	1,000	12.50	12/21/09	131,997	(85,000)
IAMGOLD Corp.	Put	800	10.00	12/21/09	157,732	(120,000)
Intrepid Potash, Inc.	Put	500	20.00	12/21/09	128,497	(80,000)
Ivanhoe Mines Ltd.	Put	1,000	5.00	12/21/09	111,997	(85,000)
Joy Global, Inc.	Put	600	24.00	10/19/09	83,698	(54,000)
Kinross Gold Corp.	Call	1,000	25.00	1/18/10	116,997	(90,000)
Kinross Gold Corp.	Put	600	15.00	8/24/09	109,301	(18,000)
Kinross Gold Corp.	Put	1,800	15.00	11/23/09	195,695	(198,000)
Market Vectors Gold Miners Fund	Call	500	51.00	1/18/10	128,497	(75,000)
Market Vectors Gold Miners Fund	Put	1,600	33.00	9/21/09	221,466	(192,000)
Market Vectors Gold Miners Fund	Put	1,100	27.00	9/21/09	329,196	(22,000)
Market Vectors Gold Miners Fund	Put	500	32.00	9/21/09	69,038	(50,000)
Market Vectors Gold Miners Fund	Put	500	34.00	9/21/09	70,998	(80,000)
Market Vectors Gold Miners Fund	Put	500	37.00	9/21/09	90,998	(142,500)
Market Vectors Gold Miners Fund	Put	500	25.00	9/21/09	148,499	(5,000)
Market Vectors Gold Miners Fund	Put	1,100	34.00	12/21/09	292,798	(313,500)
Market Vectors Gold Miners Fund	Put	500	33.00	12/21/09	111,997	(122,500)
Minefinders Corp. Ltd.	Put	1,000	7.50	7/20/09	35,249	(75,000)
Minefinders Corp. Ltd.	Put	500	7.50	8/24/09	35,749	(60,000)
Minefinders Corp. Ltd.	Put	1,600	7.50	11/23/09	204,605	(272,000)
Mosaic Co. (The)	Put	500	25.00	9/21/09	87,248	(7,500)
Newmont Mining Corp.	Call	600	60.00	1/18/10	112,797	(43,200)
Newmont Mining Corp.	Call	600	60.00	12/21/09	97,647	(38,400)
Newmont Mining Corp.	Call	500	65.00	12/21/09	86,998	(18,000)
Newmont Mining Corp.	Put	500	37.50	9/21/09	81,498	(90,000)
Newmont Mining Corp.	Put	500	32.50	9/21/09	125,999	(30,500)
Newmont Mining Corp.	Put	500	36.00	12/21/09	124,497	(130,500)
Newmont Mining Corp.	Put	500	37.00	12/21/09	101,997	(149,500)
Northern Dynasty Minerals Ltd.	Put	700	7.50	11/23/09	85,398	(108,500)
Pan American Silver Corp.	Call	1,000	30.00	1/18/10	136,996	(50,000)
Pan American Silver Corp.	Call	800	25.00	1/18/10	113,597	(92,000)
Pan American Silver Corp.	Put	1,000	15.00	1/18/10	116,997	(145,000)
Pan American Silver Corp.	Put	600	17.50	10/19/09	98,697	(111,000)
Peabody Energy Corp.	Put	500	24.00	12/21/09	119,747	(110,000)
Potash Corp. of Saskatchewan, Inc.	Put	400	40.00	9/21/09	87,798	(4,000)
Potash Corp. of Saskatchewan, Inc.	Put	400	60.00	1/18/10	102,797	(118,000)
Randgold Resources Ltd., ADR	Call	700	105.00	9/21/09	71,398	(10,500)
F7 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Randgold Resources Ltd., ADR	Call	600	$100.00	1/18/10	$149,696	$(75,000)
Randgold Resources Ltd., ADR	Call	500	105.00	1/18/10	96,852	(42,500)
Randgold Resources Ltd., ADR	Call	800	110.00	12/21/09	181,595	(36,000)
Randgold Resources Ltd., ADR	Call	600	100.00	12/21/09	125,697	(60,000)
Randgold Resources Ltd., ADR	Call	500	105.00	12/21/09	82,518	(32,500)
Randgold Resources Ltd., ADR	Put	500	50.00	9/21/09	81,548	(77,500)
Randgold Resources Ltd., ADR	Put	500	40.00	1/18/10	86,248	(87,500)
Randgold Resources Ltd., ADR	Put	1,000	45.00	12/21/09	229,064	(235,000)
Rio Tinto plc, Sponsored ADR	Put	400	105.00	1/18/10	296,192	(156,000)
Rio Tinto plc, Sponsored ADR	Put	400	110.00	1/18/10	331,391	(197,200)
Rio Tinto plc, Sponsored ADR	Put	400	135.00	1/18/10	250,794	(512,000)
Rio Tinto plc, Sponsored ADR	Put	400	90.00	10/19/09	357,463	(28,000)
Royal Gold, Inc.	Call	1,000	60.00	1/18/10	155,996	(95,000)
Royal Gold, Inc.	Call	600	55.00	10/19/09	94,198	(42,000)
Royal Gold, Inc.	Put	500	35.00	1/18/10	134,747	(130,000)
Royal Gold, Inc.	Put	1,100	35.00	10/19/09	175,695	(176,000)
Seabridge Gold, Inc.	Put	1,100	22.50	11/23/09	212,694	(236,500)
Seabridge Gold, Inc.	Put	700	20.00	11/23/09	97,325	(87,500)
Seabridge Gold, Inc.	Put	500	15.00	11/23/09	96,362	(10,000)
Seabridge Gold, Inc.	Put	500	12.50	11/23/09	53,499	—
Silver Standard Resources, Inc.	Call	600	35.00	1/18/10	61,198	(27,000)
Silver Standard Resources, Inc.	Call	500	30.00	12/21/09	80,998	(40,000)
Silver Standard Resources, Inc.	Put	500	17.50	9/21/09	68,498	(80,000)
Silver Standard Resources, Inc.	Put	1,000	15.00	12/21/09	134,721	(150,000)
Silver Wheaton Corp.	Put	600	5.00	9/21/09	61,200	—
Silver Wheaton Corp.	Put	500	10.00	9/21/09	75,998	(107,500)
Silver Wheaton Corp.	Put	700	10.00	12/21/09	143,951	(178,500)
Sociedad Quimica y Minera Chile SA, Sponsored ADR	Put	500	25.00	1/18/10	83,498	(55,000)
Southern Copper Corp.	Put	500	20.00	8/24/09	69,748	(77,500)
Southern Copper Corp.	Put	500	20.00	9/21/09	89,748	(98,000)
Southern Copper Corp.	Put	600	15.00	1/18/10	89,698	(75,000)
Southern Copper Corp.	Put	600	17.50	12/21/09	130,197	(114,000)
Teck Resources Ltd., Cl. B	Put	2,000	5.00	1/18/10	231,497	(10,000)
Teck Resources Ltd., Cl. B	Put	2,000	5.00	11/23/09	213,747	—
Teck Resources Ltd., Cl. B	Put	800	7.50	11/23/09	145,596	(12,000)
Teck Resources Ltd., Cl. B	Put	800	12.50	11/23/09	127,597	(109,600)
Yamana Gold, Inc.	Put	1,500	7.00	7/20/09	171,499	(7,500)
Yamana Gold, Inc.	Put	600	8.00	7/20/09	82,200	(9,000)
Yamana Gold, Inc.	Put	1,500	10.00	10/19/09	197,245	(280,500)
Yamana Gold, Inc.	Put	600	7.00	10/19/09	83,202	(21,000)
Yingli Green Energy Holding Co. Ltd., ADR	Put	1,000	7.50	12/21/09	141,996	(70,000)

					$18,405,279	$(11,839,500)

F8 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$1,061,520,283	55.8%
United States	228,958,265	12.0
South Africa	197,668,440	10.4
Australia	122,580,278	6.4
Jersey, Channel Islands	120,006,499	6.3
Peru	73,779,309	3.9
United Kingdom	50,467,128	2.7
Papua New Guinea	34,651,765	1.8
China	11,205,054	0.6
Mongolia	1,350,185	0.1
Bermuda	386,365	0.0

Total	$1,902,573,571	100.0%

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,597,865,230)	$1,894,887,835
Affiliated companies (cost $7,685,736)	7,685,736

1,902,573,571

Cash	785,777
Cash—foreign currencies (cost $24)	24
Unrealized appreciation on foreign currency exchange contracts	118,895
Receivables and other assets:
Investments sold	31,208,279
Shares of beneficial interest sold	6,497,401
Dividends	249,601
Other	53,960

Total assets	1,941,487,508

Liabilities
Options written, at value (premiums received $18,405,279)	11,839,500
Unrealized depreciation on foreign currency exchange contracts	408,488
Payables and other liabilities:
Investments purchased	11,103,821
Shares of beneficial interest redeemed	4,031,362
Distribution and service plan fees	1,132,636
Transfer and shareholder servicing agent fees	338,134
Trustees’ compensation	155,271
Shareholder communications	132,413
Other	117,183

Total liabilities	29,258,808

Net Assets	$1,912,228,700

Composition of Net Assets
Paid-in capital	$1,987,077,968
Accumulated net investment loss	(4,856,479)
Accumulated net realized loss on investments and foreign currency transactions	(373,585,676)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	303,592,887

Net Assets	$1,912,228,700

F10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,439,082,325 and 54,902,949 shares of beneficial interest outstanding)	$26.21
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.81
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,934,364 and 4,446,293 shares of beneficial interest outstanding)	$25.17
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $288,406,948 and 11,513,822 shares of beneficial interest outstanding)	$25.05
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,805,063 and 2,845,550 shares of beneficial interest outstanding)	$25.58
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $933,494)	$72,233,456
Affiliated companies	419,621
Interest	36,375
Other income	20,382

Total investment income	72,709,834

Expenses
Management fees	10,389,845
Distribution and service plan fees:
Class A	2,867,554
Class B	1,011,549
Class C	2,529,472
Class N	269,720
Transfer and shareholder servicing agent fees:
Class A	3,069,390
Class B	374,643
Class C	699,755
Class N	238,345
Shareholder communications:
Class A	176,818
Class B	35,228
Class C	44,888
Class N	6,848
Custodian fees and expenses	215,237
Trustees’ compensation	68,842
Other	170,207

Total expenses	22,168,341
Less reduction to custodian expenses	(4)
Less waivers and reimbursements of expenses	(312,692)

Net expenses	21,855,645

Net Investment Income	50,854,189
F12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies (including premiums on options exercised)	$(334,355,178)
Affiliated companies	(3,218,442)
Closing and expiration of option contracts written	24,490,271
Foreign currency transactions	(49,020,152)

Net realized loss	(362,103,501)

Net change in unrealized appreciation (depreciation) on:
Investments	(367,931,890)
Translation of assets and liabilities denominated in foreign currencies	(50,305,165)
Option contracts written	6,565,779

Net change in unrealized appreciation	(411,671,276)

Net Decrease in Net Assets Resulting from Operations	$(722,920,588)

See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2009	2008

Operations
Net investment income (loss)	$50,854,189	$(9,100,545)
Net realized gain (loss)	(362,103,501)	82,878,264
Net change in unrealized appreciation	(411,671,276)	390,543,165

Net increase (decrease) in net assets resulting from operations	(722,920,588)	464,320,884

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,142,092)	(29,427,471)
Class B	(935,955)	(2,317,826)
Class C	(2,767,979)	(5,364,390)
Class N	(1,005,942)	(835,576)

	(27,851,968)	(37,945,263)

Distributions from net realized gain:
Class A	(21,186,688)	(57,426,174)
Class B	(1,936,658)	(6,879,054)
Class C	(4,816,438)	(13,958,713)
Class N	(1,009,406)	(1,818,825)

	(28,949,190)	(80,082,766)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	88,571,450	659,674,451
Class B	(9,348,148)	8,847,762
Class C	2,253,801	139,885,804
Class N	21,328,602	34,595,061

	102,805,705	843,003,078

Net Assets
Total increase (decrease)	(676,916,041)	1,189,295,933
Beginning of period	2,589,144,741	1,399,848,808

End of period (including accumulated net investment loss of $4,856,479 and $38,080,772, respectively)	$1,912,228,700	$2,589,144,741

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$38.79	$31.81	$29.15	$18.27	$16.89

Income (loss) from investment operations:
Net investment income (loss)[1]	.78 [2]	(.09)	(.08)	(.06)	(.03)
Net realized and unrealized gain (loss)	(12.42)	9.31	7.22	12.12	2.79

Total from investment operations	(11.64)	9.22	7.14	12.06	2.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.76)	(.16)	—	(.43)
Distributions from net realized gain	(.45)	(1.48)	(4.32)	(1.18)	(.95)

Total dividends and/or distributions to shareholders	(.94)	(2.24)	(4.48)	(1.18)	(1.38)

Net asset value, end of period	$26.21	$38.79	$31.81	$29.15	$18.27

Total Return, at Net Asset Value[3]	(28.29)%	29.43%	25.97%	68.01%	16.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,439,082	$1,919,047	$1,003,705	$582,745	$232,702

Average net assets (in thousands)	$1,184,093	$1,518,510	$752,592	$390,347	$232,401

Ratios to average net assets:[4]
Net investment income (loss)	3.35%[2]	(0.24)%	(0.26)%	(0.26)%	(0.18)%
Total expenses	1.20%[5]	1.06%[5]	1.10%[5]	1.18%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.06%	1.10%	1.18%	1.26%

Portfolio turnover rate	81%	45%	46%	152%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.67 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2009	1.20%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$37.00	$30.44	$28.13	$17.80	$16.48

Income (loss) from investment operations:
Net investment income (loss)[1]	.62 [2]	(.36)	(.30)	(.25)	(.17)
Net realized and unrealized gain (loss)	(11.78)	8.90	6.93	11.76	2.71

Total from investment operations	(11.16)	8.54	6.63	11.51	2.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.50)	—	—	(.27)
Distributions from net realized gain	(.45)	(1.48)	(4.32)	(1.18)	(.95)

Total dividends and/or distributions to shareholders	(.67)	(1.98)	(4.32)	(1.18)	(1.22)

Net asset value, end of period	$25.17	$37.00	$30.44	$28.13	$17.80

Total Return, at Net Asset Value[3]	(28.91)%	28.44%	24.97%	66.67%	15.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,935	$176,880	$138,568	$104,543	$60,391

Average net assets (in thousands)	$101,129	$167,286	$121,560	$81,043	$60,427

Ratios to average net assets:[4]
Net investment income (loss)	2.79%[2]	(1.03)%	(1.05)%	(1.06)%	(0.96)%
Total expenses	2.09%[5]	1.86%[5]	1.90%[5]	2.00%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	1.86%	1.90%	1.99%	2.04%

Portfolio turnover rate	81%	45%	46%	152%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2009	2.09%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class C Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$36.89	$30.41	$28.10	$17.77	$16.47

Income (loss) from investment operations:
Net investment income (loss)[1]	.61 [2]	(.35)	(.30)	(.24)	(.16)
Net realized and unrealized gain (loss)	(11.74)	8.88	6.93	11.75	2.71

Total from investment operations	(11.13)	8.53	6.63	11.51	2.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.57)	—	—	(.30)
Distributions from net realized gain	(.45)	(1.48)	(4.32)	(1.18)	(.95)

Total dividends and/or distributions to shareholders	(.71)	(2.05)	(4.32)	(1.18)	(1.25)

Net asset value, end of period	$25.05	$36.89	$30.41	$28.10	$17.77

Total Return, at Net Asset Value[3]	(28.84)%	28.45%	25.00%	66.79%	15.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,407	$422,169	$228,513	$138,279	$57,431

Average net assets (in thousands)	$252,930	$343,807	$174,909	$92,491	$55,077

Ratios to average net assets:[4]
Net investment income (loss)	2.76%[2]	(1.00)%	(1.03)%	(1.00)%	(0.91)%
Total expenses	1.98%[5]	1.82%[5]	1.87%[5]	1.92%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.82%	1.87%	1.91%	1.99%

Portfolio turnover rate	81%	45%	46%	152%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.64 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2009	1.98%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$37.94	$31.18	$28.68	$18.03	$16.69

Income (loss) from investment operations:
Net investment income (loss)[1]	.57 [2]	(.21)	(.17)	(.13)	(.09)
Net realized and unrealized gain (loss)	(12.04)	9.13	7.08	11.96	2.75

Total from investment operations	(11.47)	8.92	6.91	11.83	2.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.68)	(.09)	—	(.37)
Distributions from net realized gain	(.45)	(1.48)	(4.32)	(1.18)	(.95)

Total dividends and/or distributions to shareholders	(.89)	(2.16)	(4.41)	(1.18)	(1.32)

Net asset value, end of period	$25.58	$37.94	$31.18	$28.68	$18.03

Total Return, at Net Asset Value[3]	(28.55)%	29.04%	25.52%	67.62%	16.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,805	$71,049	$29,063	$18,112	$5,893

Average net assets (in thousands)	$54,016	$49,137	$22,412	$10,956	$4,816

Ratios to average net assets:[4]
Net investment income (loss)	2.55%[2]	(0.59)%	(0.57)%	(0.53)%	(0.51)%
Total expenses	1.63%[5]	1.39%[5]	1.41%[5]	1.44%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.39%	1.41%	1.44%	1.57%

Portfolio turnover rate	81%	45%	46%	152%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2009	1.63%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be
F19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
F20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purpose

$43,811,319	$—	$367,273,991	$248,756,462

1. As of June 30, 2009, the Fund had $78,169,438 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$78,169,438
2. As of June 30, 2009, the Fund had $288,669,099 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.
3. The Fund had $261,803 of post-October foreign currency losses which were deferred.
4. The Fund had $173,651 of straddle losses which were deferred.
5. During the fiscal year ended June 30, 2009, the Fund did not utilize any capital loss carryforward.
6. During the fiscal year ended June 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for June 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Loss	on Investments

$10,222,072	$10,222,072
F22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Distributions paid from:
Ordinary income	$46,127,481	$96,395,074
Long-term capital gain	10,673,677	21,632,955

Total	$56,801,158	$118,028,029

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,660,676,983
Federal tax cost of other investments	(41,073,289)

Total federal tax cost	$1,619,603,694

Gross unrealized appreciation	$394,778,404
Gross unrealized depreciation	(146,021,942)

Net unrealized appreciation	$248,756,462

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended June 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$21,475
Payments Made to Retired Trustees	9,482
Accumulated Liability as of June 30, 2009	99,053
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are
F23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and
F24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	33,154,564	$743,638,559	31,199,209	$1,148,361,542
Dividends and/or distributions reinvested	2,355,735	35,877,847	1,860,673	67,933,142
Redeemed	(30,079,819)	(690,944,956)[1]	(15,143,921)	(556,620,233)[2]

Net increase	5,430,480	$88,571,450	17,915,961	$659,674,451

Class B
Sold	1,602,860	$35,420,207	2,033,714	$72,150,674
Dividends and/or distributions reinvested	169,873	2,497,284	226,757	7,929,676
Redeemed	(2,107,611)	(47,265,639)[1]	(2,031,091)	(71,232,588)[2]

Net increase (decrease)	(334,878)	$(9,348,148)	229,380	$8,847,762

Class C
Sold	4,361,410	$97,215,216	6,472,435	$228,677,702
Dividends and/or distributions reinvested	408,387	5,970,615	427,172	14,895,473
Redeemed	(4,698,721)	(100,932,030)[1]	(2,971,553)	(103,687,371)[2]

Net increase	71,076	$2,253,801	3,928,054	$139,885,804

Class N
Sold	2,266,270	$51,247,003	1,728,113	$62,935,627
Dividends and/or distributions reinvested	121,590	1,810,473	66,006	2,361,638
Redeemed	(1,415,154)	(31,728,874)[1]	(853,228)	(30,702,204)[2]

Net increase	972,706	$21,328,602	940,891	$34,595,061

1.	Net of redemption fees of $122,336, $10,448, $26,132 and $5,581 for Class A, Class B, Class C and Class N, respectively.
2.	Net of redemption fees of $192,468, $21,203, $43,577 and $6,228 for Class A, Class B, Class C and Class N, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the year ended June 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,487,248,740	$1,361,325,885
F25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $3.2 billion	0.60
Over $4 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2009, the Fund paid $4,074,413 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by
F26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

the Fund under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$1,596,621
Class C	3,984,891
Class N	910,230
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2009	$565,638	$86,003	$354,323	$197,788	$19,470

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended June 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$134,642
Class B	58,606
Class C	39,941
Class N	60,581
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2009, the Manager waived $18,922 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require
F27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the
F28 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $518,000, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $0 as of June 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
     As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $11,321,500. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuation of derivative instruments as of June 30, 2009 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not Accounted
for as Hedging Instruments	Statement of Assets		Statement of Assets
under Statement 133(a)	and Liabilities Location	Value	and Liabilities Location	Value

Equity contracts	Investments, at value*	$518,000	Options written, at value	$11,839,500

*	Amounts related to purchased options.
F29 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivative[1]
Investments
from
	unaffiliated	Closing and
Derivatives Not	companies	expiration of
Accounted for as	(including premiums	option
Hedging Instruments	on options	contracts
under Statement 133(a)	exercised)*	written	Total

Equity contracts	$3,210,973	$18,979,336	$22,190,309

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or Loss Recognized on Derivative[1]
Derivatives Not
Accounted for as		Option
Hedging Instruments		contracts
under Statement 133(a)	Investments*	written	Total

Equity contracts	$35,800	$6,582,085	$6,617,885

*	Includes purchased option contracts and purchased swaption contracts, if any.
1. For the six months ending June 30, 2009.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
F30 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
F31 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Written option activity for the year ended June 30, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2008	—	$—	—	$—
Options written	108,450	16,087,934	209,340	33,212,987
Options closed or expired	(64,170)	(9,688,905)	(117,424)	(17,210,428)
Options exercised	(20,880)	(2,897,604)	(8,816)	(1,098,705)

Options outstanding as of June 30, 2009	23,400	$3,501,425	83,100	$14,903,854

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there were no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor—excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims,
F32 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F33 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 17, 2009
F34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.1644 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 9, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2009 which are not designated as capital gain distributions should be multiplied by 4.94% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $16,136,004 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2009, $135,357 or 0.49% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $978,140 of foreign income taxes paid by the Fund during the fiscal year ended June 30, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $48,711,588 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Shanquan Li, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load gold-oriented funds. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its peer group median although its one-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other gold-oriented funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Li and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Shanquan Li, Vice President and Portfolio Manager (since 1997) Age: 54	Vice President of the Manager (since November 1998). An officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $42,800 in fiscal 2009 and $42,800 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $271,540 in fiscal 2009 and $317,936 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,250 in fiscal 2009 and $7,132 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax filings.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $278,790 in fiscal 2009 and $325,068 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Gold & Special Minerals Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date: 08/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date: 08/11/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 08/11/2009